Exhibit 10.3



                                    AGREEMENT



         This Agreement is made and entered into as of the 2nd day of November, 2000 by and between PaperClip Software, Inc., a Delaware corporation ("PaperClip"), and Access Solutions International, Inc., a Delaware corporation ("ASI").

                                   WITNESSETH:

         WHEREAS, PaperClip and ASI were parties to a Management Agreement dated as of November 12, 1997 (the "Management Agreement") which was terminated October 1998; and

         WHEREAS, PaperClip and ASI are parties to a Security Agreement dated as of the 29th day of January, 1997 which secured the payment of all amounts due on the Original Note; and

         WHEREAS, PaperClip has not made the principal and interest payments due under a $300,000 promissory note dated January 29, 1997 (the "Original Note"); and

         WHEREAS, a new promissory Note in the principal amount of $405,530 is being issued by PaperClip to ASI in substitution of the original Promissory Note pursuant to the terms set forth in herein (the "New Note"); and

         WHEREAS, ASI and PaperClip wish to confirm that the indebtedness evidenced by the New Note will for all purposes be deemed to constitute "Obligations" as such term is defined in the Security Agreement;

         WHEREAS, in connection with the foregoing, PaperClip and ASI wish to release each other from any claims or obligations under the Merger Agreement between them dated November 12, 1997 (the "Merger Agreement"), the Management Agreement, the Original Note and any other documents, agreements or undertakings entered into in connection therewith except as herein provided;

         NOW,  THEREFORE,  in  consideration of the foregoing and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto do hereby agree as follows:

         1. The parties confirm that Management Agreement and the Merger Agreement are null and void and of no further force and effect.

         2. The New Note, a copy of which is attached hereto as Exhibit A, shall be executed and issued as payment in full of the Original Note simultaneously with the execution of this Agreement. The indebtedness evidenced by the New Note shall for all purposes be deemed to constitute "Obligations" as such term is defined in the Security Agreement and shall for all purposes be deemed to be secured by the security interest granted thereunder. Simultaneously with the execution of the New Note, ASI shall cancel the Original Note and return it to PaperClip.

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         3. PaperClip does hereby reaffirm that all of the  representations  and warranties in the Security Agreement are true and correct as of the date hereof and, without limiting the generality of the foregoing, does acknowledge and agree that:

             (a) there are no UCC-1 financing statements filed against it except in favor of ASI (the UCC Financing Statement in favor of NCC Export Systems 1995 Ltd. having been discharged).

             (b) PaperClip is currently doing business only in Delaware and New Jersey and is not require to be qualified in any other jurisdiction.

         4. Concurrently herewith PaperClip is delivering to ASI certificates regarding casualty insurance and liability insurance confirming that ASI is named as loss payee and additional named insured, as applicable.

         5. PaperClip does hereby for itself, its successors, assigns and affiliates release and discharge ASI, and its successors, assigns and affiliates of any and all claims, actions, causes of action, liabilities, obligations or demands of any kind and nature whatsoever, whether at law or in equity, whether known or unknown, which PaperClip now has or hereafter may have against ASI with respect to events, matters or transactions arising out of or in connection with or related to, directly or indirectly, the Merger Agreement, the Management Agreement and any other documents, agreements or understandings executed in connection therewith or demands of any kind and nature whatsoever which PaperClip now has or hereafter may have against ASI; provided however nothing herein shall be deemed to release ASI from its obligations, indebtedness or liabilities under this Agreement, the Security Agreement, the Series A Preferred Stock Purchase Agreement and the Registration Rights Agreement or to limit or otherwise affect PaperClip's rights thereunder or in connection therewith.

         6. ASI does hereby for itself, its successors, assigns and affiliates release and discharge PaperClip, and its successors, assigns and affiliates of any and all claims, actions, causes of action, liabilities, obligations or demands of any kind and nature whatsoever, whether at law or in equity, whether known or unknown, which ASI now has or hereafter may have against PaperClip with respect to events, matters or transactions arising out of or in connection with related to, directly or indirectly, the Merger Agreement, the Management Agreement, the Original Note and any other documents, agreements or understandings executed in connection therewith or demands of any kind and nature whatsoever which ASI now has or hereafter may have against PaperClip; provided however nothing herein shall be deemed to release PaperClip from its obligations, indebtedness or liabilities under this Agreement, the New Note, the Security Agreement, the Series A Preferred Stock Purchase Agreement and the Registration Rights Agreement or to limit or otherwise affect ASI's rights thereunder or in connection therewith.

         7. The failure of any party hereto at any time or times hereafter to require strict performance by another party of any of the provisions, terms or conditions contained in this Agreement or in any other documents, instrument or agreement contemplated hereby or delivered herewith shall not waive, affect, or diminish any rights of any party hereto at any time or times hereafter to demand strict performance thereof; and, no rights of any party hereto shall be deemed to have been waived by any act or knowledge of such party, its agents, officers


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or  employees,  unless such waiver is  contained  in an  instrument  in writing, signed by such party. No waiver by any party hereto of any of its rights on any one occasion shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

         8. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. Should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement which shall continue in full force and effect as if this Agreement had been executed with the invalid portions thereof deleted.

         9. This Agreement shall be binding upon and shall inure to the exclusive benefit of the parties hereto and their respective legal representatives, successors and assigns. This Agreement is not intended to, nor shall it, create any rights in any other party.

         10. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same agreement. In pleading or proving this Agreement, it will not be necessary to produce or account for more than one such counterpart.

         11. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         12. This Agreement will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware, as applied to agreements under seal made, and entirely to be performed, within Delaware. The parties agree that any and all actions on, concerning or related to this Agreement and the subject matter hereof shall be brought only in the courts of the State of Rhode Island or the federal courts for the District of Rhode Island and that said courts shall have exclusive jurisdiction with respect to such actions.

         IN WITNESS WHEREOF, the undersigned have hereunto caused this Agreement to be executed by their respective duly authorized officer as of the day and year first written above.

                                     PAPERCLIP SOFTWARE, INC.


                                     By:________________________________________


                                     ACCESS SOLUTIONS INTERNATIONAL, INC.


                                     By:________________________________________



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